                                                                   EXHIBIT 10.46


                                LOAN AGREEMENT

     BE IT KNOWN, that on this 7th day of July, 1999,
                               ---        ----

     BEFORE ME, Margaret S. Kimbrough, a Notary Public, duly commissioned and
                ---------------------
qualified in and for the District of Columbia, therein residing, and in the presence of witnesses hereinafter name and undersigned:

     PERSONALLY CAME AND APPEARED:

     CAR CZ L.L.C., a Delaware limited liability company, CARS-FEN, L.L.C., a Delaware limited liability company, CAR HDV L.L.C., a Delaware limited liability company, CAR Alexander L. P., a Delaware limited partnership, Capital Automotive
L. P., a Delaware limited partnership, CAR MOT II, L.L.C., a Delaware limited liability company, CAR MOT L.L.C., a Delaware limited liability company, CAR AUF L.L.C., a Delaware limited liability company, CAR I Jackson L.P., a Delaware limited partnership, and CAR MUL L.L.C., a Delaware limited liability company (individually, a "Co-Borrower", and collectively with Guarantor (as hereinafter defined), "Borrower"), whose address is c/o Capital Automotive L. P., 1420 Spring Hill Road, Suite 525, McLean, Virginia 22102, 2298 Crain Highway L.L.C., a Maryland limited liability company ("Guarantor", also, a "Co-Borrower"), whose address is c/o Capital Automotive L. P., 1420 Spring Hill Road, Suite 525, McLean, Virginia 22102 and Ford Motor Credit Company, a Delaware corporation ("Lender"), whose address is 1000 Abernathy Road, Building 400, Suite 180, Atlanta, Georgia 30328 ("Lender's Address")

     Who all declared to me, Notary, that they hereby enter into this Loan Agreement on the following terms and conditions:

     WHEREAS, each Co-Borrower is or will be the owner of certain real property consisting of various parcels of land (the "Land"), located in various cities and states, as more particularly described in Schedule A attached hereto and as such Schedule A is amended, from time to time; and

     WHEREAS, Borrower desires to borrow up to $100,000,000.00 (the "Loan") from Lender to finance the costs of acquisition of the Property (defined herein), and the improvements thereon, and other corporate purposes, and Lender desires to make such loan to Borrower under the terms and conditions specified in this Agreement and in the Loan Documents (defined herein); and

     NOW, THEREFORE, in consideration of the foregoing facts and the mutual covenants contained herein, Borrower and Lender hereby agree as follows:

     1.  Definitions.  Any terms not otherwise specifically defined herein shall
         -----------
have the meaning assigned to such terms in the Loan Documents. As used herein, the following terms shall have the following meanings:
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          (a)  Additional Properties.  Any additional parcel of land and the
               ---------------------
improvements located thereon, which Borrower proposes to mortgage to Lender after the date hereof, as substitute security for the Loan.

          (b)  Allocated Loan Value.  The values designated for each Property on
               --------------------
Schedule A attached hereto and as such Schedule A is amended, from time to time.

          (c)  Closing Date. The date for the closing of the Loan which shall be
               ------------
mutually satisfactory to Borrower and Lender but in no event later than July 15, 1999.

          (d)  Deeds  of Trust.  Collectively, or any one or each, of the Deeds
               ---------------
of Trust and Assignment of Leases and Rents and Security Agreement (and Financing Statement and Fixture Filing) and the (Open End) Mortgages and Assignment of Leases and Rents and Security Agreement (and Financing Statement and Fixture Filing), executed in multiple counterparts dated as of even date herewith from any one or more Co-Borrower, as grantor, or mortgagor, as the case may be, to the trustees named therein, in trust for Lender, as beneficiary, or to Lender, as mortgagee, as the case may be, which will constitute a first priority lien on the Properties, subject only to the Permitted Encumbrances.
The term "Deeds of Trust" shall include other deeds of trust and mortgages from any one or more Co-Borrower, as grantor or mortgagor, as the case may be, to the trustee named therein in trust for Lender, as beneficiary or to Lender as mortgagee, as the case may be, hereafter granted in connection with the Loan.

          (e)  Guaranty:  The guaranty, or collectively the guaranties, of even
               --------
date herewith, executed by Guarantor guaranteeing the obligations of Borrower under this Agreement, the Deeds of Trust, the Note and the other Loan Documents.

          (f)  Improvements: Any and all improvements to the Land, consisting of
               ------------
full sales and service automobile dealership facilities and related improvements thereto, as described in Schedule A attached hereto, explicitly excluding therefrom any of the right, title and interest in and to the same of any and all Tenants (as defined in the Deeds of Trust).

          (g)  Leases:  Any and all leases, subleases, licenses, concessions or
               ------
grants of other possessory interests now or hereafter in force, oral or written, and all amendments thereto, covering or affecting the Property, or any part thereof, together with all rights, powers, privileges, options and other benefits of Borrower thereunder.

          (h)  Liabilities:  The principal of and interest on and all other
               -----------
amounts, payments, premiums, advances and other indebtedness of Borrower to Lender and any and all of the covenants, promises and other obligations of Borrower to Lender under the Loan Documents, including any amendments, modifications, renewals and extensions of any of the Loan Documents.

          (i)  Licenses.  All certificates, permits, licenses and other
               --------
approvals, governmental or otherwise, necessary for the conduct of Borrower's business at the Property, including, without limitation, the operation of the Property pursuant to the Leases.

          (j)  Loan Documents: This Agreement, the Note, the Deeds of Trust, the
               --------------
Hazardous Waste Indemnification Agreement dated as of even date herewith from Borrower to Lender, the Guaranty, and any and all promissory notes, loan agreements, guaranties, assignments, and other instruments from Borrower and others to Lender evidencing the Loan

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and creating or securing the Liabilities, including any amendments, modifications, renewals, increases and extensions thereof. Any one of the foregoing documents may be referred to herein as a "Loan Document".

          (k)  Maturity Date.  The Loan shall mature 12 years less one day after
               -------------
the Closing Date.

          (l)  Non-Compliant Properties.  Any Property(ies): (i) at which a
               ------------------------
violation or asserted violation of any Restrictions, Licenses or Environmental Laws materially adversely affects the ability of the Tenant of such Property to conduct business in accordance with its Lease in the manner contemplated by this Agreement and the other Loan Documents; or (ii) with respect to which the entry into or the performance of this Agreement, the Loan Documents or any other instrument executed by Borrower pursuant hereto or thereto will constitute a violation of any statute, rule or regulation applicable to any Borrower or such Property.

          (m)  Note.  The Promissory Note, made by Borrower to the order of
               ----
Lender, in the principal amount of $100,000,000.00, together with all extensions, renewals, modifications and amendments thereof, secured, in part, by the Deeds of Trust.

          (n)  Permitted Encumbrances.  The encumbrances described, with
               ----------------------
particularity, in Schedule B of the Deeds of Trust.

          (o)  Property(ies).  The Land and the Improvements.
               -------------

          (p)  Restrictions. All conditions, restrictions, reservations (whether
               ------------
or not of record), statutes, regulations and ordinances affecting the Property, including, without limitation, all pollution control, environmental protection, zoning and land use regulations, building codes and all restrictions and requirements imposed by the jurisdictions where the Property is located and all other governmental entities with respect to the Property and the contemplated uses of the Property.

     2.   The Loan. (a) Lender hereby agrees to make, and Borrower hereby agrees
          --------
to accept, the Loan under the terms and conditions set forth in this Agreement and the other Loan Documents. The proceeds of the Loan are to be used by Borrower to (i) offset a portion of the expenses incurred in connection with the cost of acquisition of the Property, (ii) finance the acquisition of additional properties by Borrower or its affiliates, and (iii) general corporate purposes.

          (b) The Loan shall be evidenced by the Note, and payment of the Loan will be secured by the Loan Documents. Reference is hereby made to the Note and the Loan Documents for particulars relating to the Loan, which provisions are incorporated herein by this reference.

          (c) All payments of principal and interest on the Loan shall be made without the right of set-off and without deduction of any present and future taxes, levies, duties, imposts, deductions, charges or withholdings imposed by any existing or future law, rule, regulation, treaty, directive or requirement whether or not having the force of law, which amounts shall be paid by Borrower. Borrower will pay the amounts necessary such that the gross amount of the principal and interest received by Lender is not less than that required by this Agreement and the Loan Documents. All stamp and documentary taxes shall be paid by Borrower. If, notwithstanding the foregoing, Lender pays such taxes (which Lender shall not do

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unless and until Borrower fails to do the same within thirty (30) days after written notice from Lender), Borrower will reimburse Lender for the amount paid, within five (5) days of Lender's demand for payment. Upon Lender's written request from time to time, Borrower will furnish Lender official tax receipts or other evidence of payment of all such amounts.

     3.   Representations and Warranties of Borrower. As of the date first above
          ------------------------------------------
written, Borrower hereby represents and warrants to Lender as follows:

          (a)  Organization; Existence.  Borrower is duly organized and validly
               -----------------------
existing under the laws of its state of organization.

          (b)  Authority. Borrower has the power and authority to execute and
               ---------
deliver this Agreement, the Loan Documents and all other documents and instruments required hereunder to be executed by Borrower and to comply with the terms hereof and thereof. All of such documents have been duly authorized, executed and delivered by Borrower and constitute the legal, valid and binding obligations of Borrower, enforceable in accordance with their respective terms, except as the enforceability thereof may be limited by (i) bankruptcy, insolvency, reorganization or other laws affecting the enforcement of creditors' rights generally, and (ii) general equitable principals (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          (c)  Title.  On or before the Closing Date, each Co-Borrower, as the
               -----
case may be, has, or will have, good and marketable (or, in the case of Properties located in the State of Texas, indefeasible) title to the Properties, subject only to the Permitted Encumbrances.

          (d)  Restrictions.  Borrower is familiar with the "Restrictions", and
               ------------
has obtained, or will be able to obtain, or will cause the Tenants to obtain, all permits, approvals, consents and other authorizations necessary under the Restrictions to enable business to be conducted on the Property in accordance with the Leases and in the manner contemplated by this Agreement and the other Loan Documents. As of the date hereof, to the best of Borrower's knowledge, and except at Non-Compliant Properties, there is no violation or asserted violation of any Restrictions or the existing or contemplated use thereof. Borrower is not aware of any action or proceeding pending or threatened before any court or governmental agency with respect to the validity of any Restrictions or any permit, approval, consent or other authorization necessary under or in connection therewith.

          (e)  Financial Statements.  All financial statements delivered to
               --------------------
Lender concerning Borrower fairly and accurately present their financial condition and have been prepared in accordance with generally accepted accounting principles, and there are no contingent liabilities not disclosed thereby which would materially adversely affect the financial condition of Borrower. Since the close of the period covered by the latest financial statement delivered to Lender with respect to Borrower, there have been no material adverse changes in any of their assets, liabilities or financial condition. No event has occurred, including, without limitation, any litigation or administrative proceedings, and no condition exists or, to the knowledge of Borrower, is threatened, which (i) might render Borrower unable to perform its obligations hereunder or under the Loan Documents or any other document contemplated herein or therein, (ii) constitutes or, after notice or lapse of time or both, would constitute an Event of Default, or (iii) might materially adversely affect the validity or priority of the lien of the Deeds of Trust or the financial condition of Borrower.

          (f)  No Violation.  Borrower is not in violation of any agreement or
               ------------
instrument to which it is a party or to which any of its property is subject or of any judgment, decree, order, franchise or permit applicable to Borrower, nor has Borrower (except for Capital Automotive L.P.) received any written notice that it is in violation of any statute, rule or regulation applicable to its Property, nor has Capital Automotive L.P. received any written notice that it is in violation of any statute, rule or regulation applicable to its property. Neither the entry into nor the performance of this Agreement, the Loan Documents or any other instrument executed by Borrower pursuant hereto or thereto will:
(i) result in any violation of, or be in conflict with, or result in the creation of, any mortgage, deed of trust, lien or encumbrance (other than those contemplated in this Agreement) upon any of the properties or assets of Borrower pursuant to, or constitute a default under, any mortgage, deed of trust, indenture, contract, agreement, or instrument to which Borrower is a party or to which any of its property is subject, or (ii) constitute a violation of any permit, judgment, decree or order applicable to Borrower, or (iii) constitute a violation of the articles of incorporation, articles of organization, limited partnership certificate, bylaws, operating agreement, partnership agreement, trust agreement or any other corporate governance document applicable to any Borrower or its operations; or (iv) to the best of Borrower's knowledge, and except with respect to Non-Compliant Properties and the Borrowers owning such Properties, constitute a violation of any statute, rule or regulation applicable to any Borrower or any Property.

          (g)  Condemnation.  No taking of the Properties or any part thereof
               ------------
through eminent domain, conveyance in lieu thereof, condemnation or similar proceeding is pending or, to the knowledge of Borrower, threatened by any governmental agency, except as shown on Schedule C attached hereto.

          (h)  Actions.  There is no action, proceeding or investigation pending
               -------
or threatened (or any basis therefor) which questions, directly or indirectly, the validity of the Agreement, the Loan Documents or any other document pertaining to the Loan or any action taken or to be taken pursuant hereto or thereto, or which affects Borrower or to the best of Borrower's knowledge, the Property, or which could result in forfeiture of the Property.

          (i)  Legality.  Borrower is engaged in no illegal activities and the
               --------
intended use of the proceeds of the Loan is for legally permitted uses.

          (j)  Brokers.   Borrower and Lender have not dealt with any person,
               -------
firm or corporation who is or may be entitled to any finder's fee, brokerage commission, loan commission or other sum in connection with the Loan. Borrower and Lender hereby agree to indemnify and defend each other and hold each other harmless against any and all loss, liability, cost or expense, including reasonable attorneys' fees, which the other may suffer or sustain should such warranty or representation prove inaccurate in whole or in part.

          (k)  Statements.  Neither this Agreement, the Loan Documents nor any
               ----------
document, certificate or statement furnished to Lender by Borrower, its agents or employees, in connection with the Loan, Borrower or the Property, whether or not referred to herein, contains any material misrepresentation or omits to state a material fact.

          (l)  Hazardous Materials.  Except as disclosed in the Environmental
               -------------------
Reports (as hereinafter defined), no release (a "Release") of any Hazardous Materials has occurred which has not been remediated in compliance with applicable law, on the Land, and Borrower has not received any notice from any governmental agency or from any Tenant under a Lease or from any other party with respect to any such Release. Except as disclosed in the Environmental Audit Reports, and except for Non-Compliant Properties, each Property complies with all laws, rules, regulations and orders relating to industrial hygiene and/or environmental conditions, including soil and ground water conditions, and all laws, rules, regulations and orders relating to the use, generation and storage of Hazardous Materials on, under or about the Property ("Environmental Laws"). To the knowledge of Borrower, no Hazardous Materials are manufactured or disposed on the Property, except in accordance with applicable law.

          (m)  Existing Leases and Contracts.  Other than the leases listed in
               -----------------------------
Schedule A attached hereto, there are no leases, or, to the knowledge of Borrower, subleases affecting the Property. There are no contracts or agreements to which Borrower is a party, affecting the use, operation or maintenance of the Property other than (i) the management agreement(s) between Borrower and Capital Automotive L.P., (ii) documents of record, (iii) agreements to which Lender is a party, and those expressly referred to in this Agreement.

          (n)  Non-Foreign Entity; Tax Identification Number.  Section 1445 of
               ---------------------------------------------
the Internal Revenue Code of 1986, as amended (the "Code"), provides that a transferee of a real property interest in the United States must withhold tax if the transferor is a foreign person. To inform Lender that the withholding of tax will not be required in the event of a disposition of the Property pursuant to the terms of this Agreement and the Deeds of Trust, Borrower hereby certifies that it is not a foreign person, foreign corporation, foreign partnership, foreign trust or foreign estate (as such terms are defined in the Code and the regulations promulgated thereunder) and that its principal place of business is at the address set forth for notices to Borrower in the Deeds of Trust. The tax identification number of each Co-Borrower is listed in Schedule A attached hereto. It is agreed that Lender may disclose the contents of this certification to the Internal Revenue Service.

          (o)  Insurance.  All insurance coverages required to be obtained and
               ---------
maintained pursuant to the Leases have been obtained and are in full force and effect, and such insurance satisfies the requirements as set forth in Section 4
(h) hereof.

          (p)  Licenses.  Borrower has obtained, or will be able to obtain, or
               --------
will cause the Tenants to obtain, all Licenses necessary to enable business to be conducted on the Property in accordance with the Leases and in the manner contemplated by this Agreement and the other Loan Documents. As of the date hereof, to the best of Borrower's knowledge, and except with respect to the Non-Compliant Properties, all Licenses are in full force and effect and there is no violation or asserted violation of any License.

          (q)  Allocated Loan Value of Non-Compliant Properties.  The aggregate
               ------------------------------------------------
Allocated Loan Value of all Non-Compliant Properties is less than $10,000,000.00.

     4.   Conditions Precedent to Funding the Loan. Lender's obligation to fund
          ----------------------------------------
the Loan, is subject to each of the following conditions being satisfied prior to the Closing Date:

          (a) Amount of the Loan. The amount of the Loan shall be the lesser of
              ------------------
$100,000,000.00 or 74.32% of the lesser of the Historical Cost or Adjusted Appraised Value of the Properties. The "Historical Cost" shall mean the most recent purchase price for a Property in an unrelated arms-length transaction, as evidenced by documentation satisfactory to Lender. The "Adjusted Appraised Value" shall mean the value of the Properties, as determined by M.A.I. appraisals (addressed to Lender or subject to a reliance letter from the appraiser), dated within one year of submission of such appraisal(s) to Lender, and adjusted by Lender, in its sole discretion. The amount advanced under the Loan shall be determined in accordance with the provisions set forth in the Loan Documents and described herein.

          (b)  Loan Documents.  Borrower shall have executed and delivered to
               --------------
Lender this Agreement, the Note, the Deeds of Trust, a financing statement or statements in form and substance satisfactory to Lender and all other Loan Documents required by Lender.

          (c)  Environmental Audit Report.  Borrower shall have delivered to
               --------------------------
Lender and Lender shall have approved a written report prepared by a consultant or other person acceptable to Lender relating to the presence of Hazardous Materials in, on or around the Property (the "Environmental Audit Report"), and confirming that all Hazardous Materials described in such report have been mitigated in accordance with the requirements of any applicable government agency.

          (d)  Entity Documents.  Borrower shall have delivered to Lender and
               ----------------
Lender shall have approved:

               (i)  Entity Documentation. Certified copies of Borrower's
                    --------------------
operational and organizational documents recorded in the official records of the counties, if required, where the Property is located and the Secretary of State (or equivalent authority) of organization and operation, together with certified copies of any amendments thereto.

               (ii) Authority. Copies of all necessary actions taken by Borrower
                    ---------
to authorize the execution, delivery and performance by Borrower of this Agreement, the Note, the Deeds of Trust and all other Loan Documents.

          (e)  Recordation and Title Policy. All Deeds of Trust on the Property
               ----------------------------
shall have been duly executed by Borrower and Lender shall have received the title policy or policies, or a marked commitment(s) in form and substance acceptable to Lender evidencing the title company's irrevocable commitment to issue the insurance therein described, which must have a liability in the amount of the Loan, with allocated loan value for each Property (based on 100% of the lesser of the Historical Cost or Adjusted Appraised Value for aggregated policies and 125% of the lesser of the Historical Cost or Adjusted Appraised Value for non-aggregated policies), as determined by Lender in its sole discretion, insuring, as of the effective date of such title policy, that fee simple title to the Property is vested in Borrower, and that the lien of such Deeds of Trust are a valid first priority lien on the Property, subject only to the Permitted Encumbrances acceptable to Lender in its sole discretion, and containing the following endorsements, to the extent available by law in a given jurisdiction (the "Endorsements"):

          (i)   Comprehensive Endorsement (form ALTA 9 or equivalent);

          (ii) ALTA form 3.1 Zoning Endorsement (or equivalent) (or opinion of counsel or other evidence acceptable to Lender in its sole discretion, in lieu thereof);

          (iii) Truth in Lending Endorsement;

          (iv)  Usury Endorsement;

          (v)   Tie-in Endorsement;

          (vi)  Survey Endorsement;

          (vii)  Last Dollar Endorsement;

          (viii) Aggregation Endorsement;

          (ix)   Tax Parcel Endorsement;

          (x)    Contiguity Endorsement;

          (xi)   Endorsement eliminating the Creditor's Rights Exception;

          (xii)  Access;

          (xiii) Endorsement providing affirmative coverage over the Leases;
and

          (xiv) Such additional endorsements as may be reasonably required by Lender based upon its review of the title policy and survey (the "Title Policy").

          (f)    UCC Filings. Lender shall have received and approved a search
                 -----------
of the records of the filing office in the state and county where each Property is located and in the state where each Borrower is organized showing all financing statements and fixture filings.

          (g)    Compliance With Loan Documents.  All of the representations and
                 ------------------------------
warranties of Borrower in Section 3 hereof shall be true and correct, and Borrower shall be in compliance with all applicable covenants set forth in
Section 6 hereof, and Lender shall have received such documents and opinions as it may request regarding the substance thereof. All documents and materials required by Lender shall be satisfactory in form and substance to Lender.

          (h)    Insurance.  Borrower shall have delivered to Lender, and Lender
                 ---------
shall have approved, insurance binders, policies or certificates evidencing the obtaining and premium payment of all policies of insurance required by the Deeds of Trust, and as follows:

                 (i) During the term of the Loan, the Improvements shall be insured against physical damage under policies issued by companies satisfactory to Lender containing endorsements naming Lender as mortgagee and additional insured under a standard mortgagee clause acceptable to Lender and insuring the replacement cost of the Improvements. Such policies shall be in amounts not less than full replacement cost of the Improvements, full replacement cost being the cost of replacing the Improvements exclusive of the cost of excavation, foundations and footings below the lowest basement floor, less physical depreciation of the Improvements, and subject to a maximum deductible of $25,000 per occurrence.

                 (ii) Borrower shall obtain liability coverage satisfactory to Lender, including public liability coverage for the project in minimum amounts of $3,000,000.00.

                 (iii) If the Improvements are located in a flood-prone area as designated by HUD, Borrower shall obtain and maintain flood insurance in an amount equal to the lesser of the principal amount of the Loan or the maximum limit of coverage available for the Property under the National Flood Insurance Program.

          (i)  Financial Condition.  Lender shall have given final approval of
               -------------------
the financial condition of Borrower.

          (j)  Commitment Fee. The commitment fee (the "Commitment Fee") in the
               --------------
amount of $500,000.00 shall be paid by Borrower.

          (k)  Survey. Lender shall have received with respect to each Property,
               ------
an ALTA (or equivalent) survey of the Land and Improvements prepared by a licensed surveyor or civil engineer reasonably satisfactory to Lender and the Title Company in conformance with the requirements set forth in the then-applicable ALTA/ACSM (or equivalent) Minimum Standard Requirements, including Items 1-4, 6-11 and 13 of Table A, and including, but not limited to, whether the Property is located in an area identified as a flood plain area as defined by the U.S. Department of Housing and Urban Development pursuant to the Flood Disaster Protection Act of 1973.

          (l)  Evidence of Compliance.  Evidence of compliance with the
               ----------------------
Restrictions, including, without limitation, evidence that (1) each parcel of the Land is a legal and separate lot under any applicable subdivision acts and for tax assessment purposes, and (2) Borrower has complied with all building and zoning Restrictions.

          (m)  Leases. Borrower shall have delivered to Lender, and Lender shall
               ------
have approved copies of all Leases, as amended, of the Property, which Leases shall be subordinated to the Lender's mortgage or deed of trust pursuant to Subordination and Non-Disturbance Agreements satisfactory to Lender. Lender's approval of the Leases and the Tenants under such Leases shall be in Lender's sole and absolute discretion. Borrower shall deliver to Lender the following documents for each Property, and with respect to each Tenant, to assist Lender in its review of the Leases and Tenants:

               (i) Certified statement from Borrower, setting forth the purchase price of each Property, which shall be subject to verification by Lender of Borrower's purchase agreements and all due diligence performed by Borrower pursuant thereto;

               (ii) Copies of Tenant's financial statements provided to the Borrower, prepared as of (i) the end of the month or quarter, as the case may be, immediately preceding the execution of the purchase agreement (the "Purchase Agreement") by and between Borrower or its affiliate, as purchaser and Tenant or its affiliate as seller, for the acquisition of the Property, and (ii) the end of the year for the two years immediately preceding the execution of the Purchase Agreement for the acquisition of the Property; and the Tenant's statements of profit and loss for such periods; and

               (iii) Such other financial or other statements respecting the condition, operation and affairs of tenant and its property as Lender may from time to time reasonably request and are provided for in the applicable lease.

          (n) Property Inspection Report.  Borrower shall have delivered to
              --------------------------
Lender, and Lender shall have approved, copies of the report(s) addressed to Borrower (and subject to reliance letters from the inspector), dated within one year of the Closing Date, detailing the construction of the Improvements and the condition of the systems located thereon, performed by an engineer acceptable to Lender, and identifying all deferred maintenance and the cost to remediate such deferred maintenance.

          (o)  Inspection of Property by Lender.  Subject to the terms of the
               --------------------------------
leases, Lender shall be allowed, at Lender's expense, to conduct an on-site inspection of all Properties prior to the Closing Date and the results of such inspections must be satisfactory to Lender in its sole and absolute discretion. Borrower shall make all appointments for the inspections at mutually agreeable times; and, at Borrower's expense, Borrower's representative shall accompany Lender during such on-site inspections.

          (p)  No Damage. No part of the Improvements shall have been materially
               ---------
injured or damaged by fire or other casualty unless Lender shall have received insurance proceeds sufficient in its judgment to effect the satisfactory restoration thereof.

          (q)  No Material Adverse Change. There shall have occurred no material
               --------------------------
adverse change in the condition of Borrower or in the Property, and no event shall have occurred which will give Lender reasonable cause to believe that the Borrower cannot carry out the terms of this Agreement and the Loan Documents.

          (r)  Compliance With Loan Documents.  The representations and
               ------------------------------
warranties of Borrower set forth in Section 3 hereof shall be true and correct in all respects, Borrower shall be in compliance with all applicable conditions set forth in Section 4 and all applicable covenants set forth in Section 8 hereof and, if requested by Lender, Borrower shall have delivered a certificate to such effect together with any corroborating materials as Lender shall request. No Event of Default, or event which with notice or lapse of time or both, would become an Event of Default, shall then exist.

          (s)  Legal Advance.  The funding of the Loan  shall be legally
               -------------
permissible under the laws and regulations to which Lender is subject and Borrower shall have delivered to Lender such factual certificates or other evidence as Lender or its counsel may reasonably request in order to establish compliance with this condition.

          (t)  Expenses.  Borrower pays all of Lender's expenses, on the
               --------
Closing Date, related to the closing of the Loan including but not limited to appraisal fees, escrow fees, recording fees and taxes, environmental reports, legal fees and expenses and title insurance premiums; provided, however, that legal fees and expenses of Lender in connection with the initial closing of the Loan shall not exceed $150,000.00 in the aggregate.

          (u)  Conditions Solely for the Benefit of Lender.  All conditions of
               -------------------------------------------
Lender's obligation to fund the Loan are solely for the benefit of Lender, its successors and assigns. No other person shall have standing to require satisfaction of any condition, and no other person shall be deemed a beneficiary of any condition or have any right to rely on any determination made by Lender, any and all of which may be freely waived in whole or in part by Lender in Lender's sole discretion.

          (v)  Other.  Any other information or material relating to the
               -----
Property as requested by Lender.

     5.   Substitution and Release of Property.  During the term of the  Loan,
          ------------------------------------
Lender will release its lien on any individual Property provided the following conditions are met:

          (a) Prior to such release, Borrower provides Lender 60 days advance written notice of its request to have a certain Property released;

          (b) Borrower pays a release fee, on the date on which the Property is released, equal to .25% of the then allocated portion of the Loan for the Property to be released;

          (c) The value of the released Property, together with all other released Properties during the term of the Loan, shall not exceed 25% of the total original appraised value of all Properties securing the Loan;

          (d) Prior to such release, at Lender's request, Borrower shall deliver to Lender supplemental information that addresses what effect the requested release might have on the remaining Properties, the operations thereon, or any uses thereof (including public utilities, public access roads and the automobile dealerships), and Lender shall be reasonably satisfied that the release will have no adverse effect on the remaining Properties;

          (e) At the time of such partial release, Borrower shall deliver to Lender an endorsement to the Title Policy insuring Lender's first lien granted under the mortgage or deed of trust securing such Property, in form and substance satisfactory to Lender, assuring that Lender's first lien remains in full force and effect, subject only to the Permitted Encumbrances, and is in no way adversely affected by such release, and remains in the full Loan amount;

          (f) Prior to such partial release, Borrower shall provide evidence reasonably acceptable and satisfactory to Lender demonstrating that the requested release will not violate any local, state or other governmental plat act or other governmental regulatory restriction, or any covenant, condition, restriction, limitation, zoning or other requirement applicable to the Property or any portion thereof;

          (g) There exists no Event of Default under the Loan;

          (h) Borrower shall pay Lender's out of pocket expenses related to any such partial release, including but not limited to, escrow fees, legal fees and expenses, appraisal fees, recording fees and endorsements to Lender's title policy; and

          (i) Borrower provides an Additional Property(ies) of greater or equal value of the Property to be released which meets all the criteria to qualify as a "Property" under the Loan, acceptable to Lender in its sole discretion. Lender shall determine whether such Additional Properties are acceptable, in its sole discretion. Borrower shall be required, at its expense, to furnish to Lender all the items listed in Section 4, with respect to the proposed Additional Property(ies), all of which shall be in form and substance satisfactory to Lender. When (1) Lender has received all of the foregoing, and any other items it reasonably requires, with respect to the Additional Property(ies) and all conditions have been satisfied; (2) Lender has determined, in its sole discretion that the Additional Property(ies) satisfy all conditions herein, and
(3) the Title Company is unconditionally obligated to insure Lender's deed of trust on the Additional Property(ies) as a first lien subject only to Permitted Encumbrances acceptable to Lender, each such Additional Property shall be deemed a "Property" and a part of the "Properties" under the terms of the Loan and the other Loan Documents. All covenants and conditions contained in the Loan Documents relating to the Properties initially mortgaged to secure the Loan shall apply to such Additional Properties. All appraisal fees, reasonable legal fees, recording costs, taxes and documentary stamps, abstracting and title insurance premiums and cost, survey charges, and other costs incurred in connection with the adding of such Additional Properties to the Properties shall be paid by Borrower as a condition of Lender's acceptance of the Additional Property(ies) as Properties.

          (j) If the Additional Property(ies) is accepted as a Property under the Loan and the owner thereof is not a Borrower hereunder, such owner shall become a Borrower hereunder by executing and delivering a Joinder Agreement, in the form attached hereto as Schedule B.

     6.   Covenants of Borrower.  In addition to the covenants contained
          ---------------------
elsewhere in this Agreement and in the other Loan Documents, Borrower agrees as follows:

          (a)  Additional Indebtedness. During the term of the Loan, the
               -----------------------
entities comprising Borrower other than Capital Automotive L.P. shall not create or permit to exist any indebtedness, without the prior written consent of Lender.

          (b)  Restrictions of Management Fees. During the term of the Loan,
               -------------------------------
without the prior written consent of Lender, no Co-Borrower shall (i) pay or incur management fees in excess of 1% of rental income on each Property financed by Lender under the Loan, which management fees shall be subordinated to Lender, or (ii) enter into a management agreement for the management of the Properties.

          (c)  Minimum Debt Service Coverage Ratios. On the Closing Date,
               ------------------------------------
Borrower shall maintain a minimum aggregate debt service coverage ratio for Properties financed by Lender under the Loan of 2.0:1 (total annual rental income, less management fees, on Lender financed Properties divided by total annual debt service on the Loan).

          (d)  Maximum Debt to Asset Ratio. During the term of the Loan, Capital
               ---------------------------
Automotive REIT, a Maryland real estate investment trust ("CARS") shall maintain a maximum aggregate debt to asset ratio of 65% (total debt less payables and accruals divided by the value of all real estate assets plus real estate depreciation and amortization).

          (e)  Junior Financing.  During the term of the Loan, Borrower  shall
               ----------------
not create or permit to exist any liens on or security interests in the Property or any other property on which Lender has a lien to secure the Loan, and shall not enter into a lease of all or any portion of the Property, which is outside the leasing criteria to be agreed upon between Borrower and Lender, without the prior written consent of Lender, provided, however, if a Lease requires the consent of Borrower, subject to the prior written consent of Lender, Tenants may mortgage their leasehold interest, provided such mortgages do not require
subordination of Borrower's fee interest in the Property.   Borrower shall not
agree to any mortgage, hypothecation, pledge, encumbrance or transfer by Tenant without Lender's consent, such consent not to be unreasonably conditioned, withheld or delayed.

          (f)  Due on Sale.  In the event of (i) any lease of one year or longer
               -----------
(other than the Leases), sale, transfer, assignment, agreement for deed, conveyance, hypothecation or encumbrance, whether voluntary or involuntary, of all or any part of the Property or any interest therein, or (ii) without the prior written consent of Lender (which consent shall not be unreasonably withheld, conditioned or delayed), any sale, assignment, pledge, encumbrance or transfer to a third party of more than 20% of the corporate voting stock of Borrower, if such entity is a corporation, or more than 20% of the partnership interests of Borrower, if such entity is a partnership, or more than 20% of the ownership interests of Borrower, if such entity is a limited liability company or other form of ownership organization, or (iii) without the prior written consent of Lender, CARS (or a wholly owned corporate subsidiary of CARS) shall fail to be the sole General Partner of Capital Automotive L.P., a Delaware limited partnership, or Capital Automotive L.P. (or a wholly owned corporate subsidiary of CARS) shall fail to be the general partner or manager of Borrower, or the manager of the general partner of Borrower, or (iv) the seizure of the Property or attachment of any lien on the Property, whether voluntary or involuntary, in an aggregate amount in excess of $2,500,000.00 for all Properties, which has not been removed or bonded off to Lender's satisfaction within 60 days of such attachment, then and in such event Lender may, by written notice to Borrower, accelerate and declare the principal balance of the Loan and interest accrued thereon immediately due and payable. Borrower shall notify Lender promptly in writing of any transaction or event that may give rise to a right of acceleration hereunder.

          (g)  Use of Property. If for any reason the Property ceases to be used
               ---------------
primarily as an automobile dealership facility for the sale and/or service of both new and used automobiles, or such other use permitted by Lender as of the Closing Date ("Permitted Use"), immediately upon Borrower receiving notice of such event, Borrower shall immediately provide notice to Lender, and the following provisions shall govern:

               (i)   Lease not in Default. If no other default exists under the
                     --------------------
Co-Borrower's Lease, and so long as the aggregate debt service coverage ratio with respect to the Loan is 1.5 to 1 or greater at all times during which the Property ceases to be operated as a Permitted Use, the failure of the Property to be so operated for a period not to exceed 24 months (and in the case where a Property is non-conforming use, for a period not to exceed the period of time allowed under the zoning regulations applicable thereto to maintain the use variance for such Property) from the cessation of the Permitted Use, shall not constitute an Event of Default hereunder. Subject to the foregoing conditions, at the expiration of such 24 month period Borrower shall take one of the actions in sub-paragraph (iii) below.

               (ii)  Lease in Default. If the Tenant for such Property is in
                     ----------------
default under its Lease (other than a violation of the Permitted Use), Borrower shall take one of the actions in sub-paragraph (iii) below.

               (iii) Borrower's Action.   Borrower shall take one of the
                     -----------------
following actions, in the following order of preference: (A) re-let the Property within 12 months, to a tenant and for a lawful use that does not diminish the value of the Property, such tenant and use to be satisfactory to Lender in its sole reasonable discretion, (B) substitute an Additional Property for the Property in accordance with Section 5 (Section 5 (b) and 5 (c) herein shall not be applicable to any such substitution hereunder), or (C) pay to the Lender, in reduction of the principal balance of the Loan, an amount equal to the then allocated portion of the Loan associated with such Property, plus any prepayment consideration required pursuant to the Note.

               (iv)  Lender's Action. If Borrower fails to take any of the
                     ---------------
actions in sub-paragraph (iii) above, Lender may, at its option, declare a default under the Loan and declare the unpaid portion of the Loan immediately due and payable.

          (h) Insurance.  (i) During the term of the Loan, the Improvements
              ---------
shall be insured against physical damage under policies issued by companies satisfactory to Lender containing endorsements naming Lender as mortgagee and additional insured under a standard mortgagee clause acceptable to Lender and insuring the replacement cost of the Improvements. Such policies shall be in amounts not less than full replacement cost of the Improvements, full replacement cost being the cost of replacing the Improvements exclusive of the cost of excavation, foundations and footings below the lowest basement floor, less physical depreciation of the Improvements, and subject to a maximum deductible of $25,000 per occurrence.

               (ii) Borrower shall obtain liability coverage satisfactory to Lender, including public liability coverage for the Property in minimum amounts of $3,000,000.00.

               (iii) If the Improvements are located in a flood-prone area as designated by HUD, Borrower shall obtain and maintain flood insurance in an amount equal to the lesser of the principal amount of the Loan or the maximum limit of coverage available for the Property under the National Flood Insurance Program.

          (i)  Insurance and Condemnation Proceeds.  The following provisions
               -----------------------------------
shall apply to the application of insurance and condemnation proceeds payable in respect of any Property:

               (i)  Insurance Proceeds.
                    ------------------

               (A)  Lease Allows Termination.  If the Lease allows Tenant to
                    ------------------------
terminate the Lease upon occurrence of a casualty event, and the Lease is terminated in accordance with its terms, Borrower at its sole discretion may substitute an Additional Property, in accordance with Section 5 hereof (Section 5 (b) and 5 (c) herein shall not be applicable to any such substitution hereunder), and if Borrower elects, not to substitute an Additional Property, then, at Lender's sole option, (1) that portion of the insurance proceeds equal to the Allocated Loan Value for the Property shall be used to reduce the outstanding principal balance of the Loan (such payment shall not be subject to the prepayment premium), with the balance being payable to Borrower and such Property shall be released from the Deed of Trust, or (2) all insurance proceeds shall be used to restore the Improvements. If insurance proceeds are less than the Allocated Loan Value for the Property, Borrower shall pay to Lender the difference between the amount of the insurance proceeds and the Allocated Loan Value.

               (B)  Lease Requires Restoration.  If the Lease requires Tenant to
                    --------------------------
restore the Improvements after a casualty, insurance proceeds will be made available to Borrower, in accordance with Lender's then current construction loan disbursement procedures.

               (ii) Condemnation Proceeds.
                    ---------------------

               (A)  Full Condemnation.  In the event of a full condemnation of a
                    -----------------
Property, or partial condemnation which allows Tenant to terminate the Lease and the Lease is terminated in accordance with its terms, at Borrower's option, (1) that portion of condemnation proceeds equal to the Allocated Loan Value for the Property, shall be used to reduce the reduce the outstanding principal balance of the Loan (such payment shall not be subject to the prepayment premium) with the balance being payable to Borrower and such Property shall be released from the Deed of Trust, or (2) all condemnation proceeds shall be remitted to Borrower provided Borrower substitutes an Additional Property in accordance with
Section 5 herein (Section 5 (b) and 5 (c) herein shall not be applicable to any such substitution hereunder). In the event Borrower elects (1) above and condemnation proceeds are less than the Allocated Loan Value for the Property, Borrower shall pay to Lender the difference between the amount of the condemnation proceeds and the Allocated Loan Value.

               (B) Partial Condemnation. In the event of a partial condemnation,
                   --------------------
where the value of the condemned portion of the Property is finally determined to be $200,000.00 or less, and provided the aggregate of the condemned portion of all Properties at any given time does not exceed $2,000,000.00, and further provided such partial condemnation does not impair the use of Improvements or ingress or egress to the Property, condemnation proceeds shall be made available to Borrower for restoration of the Improvements, if impaired.

               (C) Partial Condemnation in Excess of the Amounts Specified in
                   ----------------------------------------------------------
Subparagraph (B).  In the event of a partial condemnation, where the value of
----------------
the condemned Property is in excess of the limitation set forth in subsection
(B) above, and such partial condemnation does not impair the use of the Improvements or ingress or egress to the Property, the condemnation proceeds shall be made available to Borrower for restoration of the Improvements if impaired, in accordance with Lender's then current construction loan disbursement procedures.

          (iii)  Costs and Expenses.  In addition to any amounts Borrower is to
                 ------------------
pay under this Section 6 (i), Borrower shall reimburse Lender for Lender's out of pocket expenses and reasonable attorneys' fees incurred in connection with collecting the condemnation proceeds and insurance proceeds, and such amount shall not reduce any amounts payable to Lender under this Section 6 (i).

          (j)    Financial Statements. During the term of the Loan, both
                 --------------------
Borrower and CARS will maintain full and complete books of account and other records reflecting the results of its operations (in conjunction with its other operations as well as its operation of the Property), in accordance with generally accepted accounting principles, and furnish or cause to be furnished to Lender such financial data as Lender shall, from time to time, reasonably request with respect to Borrower and the ownership and operation of the Property, and Lender shall have the right, at reasonable times and with reasonable notice, to audit Borrower's and CARS' books of account and records.

          (k)    Inspection; Books and Records.  Borrower shall keep, at its
                 -----------------------------
principal place of business or cause the Tenants under the Leases to keep, at the Property, the records, books of accounting and all other documents, reports and papers relating to the use and operation of the Improvements. Subject to the terms of the Leases, Lender shall be entitled, at any reasonable time, to inspect the Property (including, without limitation, inspections to determine the existence of Hazardous Materials thereon and the compliance of the Property and its use with any law, rule or regulation relating to industrial hygiene or environmental conditions, including soil and ground water conditions and the compliance of the Borrower and the Property with the conditions and covenants set forth herein and the Loan Documents with respect to Hazardous Materials), all records relating to the Property, and the books and other financial records of Borrower and Borrower shall cooperate with Lender in enabling Lender to accomplish such inspection and permit Lender to make such copies as Lender may request. This authority is for Lender's protection only and Lender shall not be deemed to have assumed any responsibility to Borrower or any third party as a result of any such action.

          (l)    Compliance with Restrictions, Laws and Contracts.  The Property
                 ------------------------------------------------
shall be maintained in compliance in all material respects with all applicable Restrictions. Borrower shall not violate any law of any nature that could result in the forfeiture of all or any portion of the Property. Borrower shall comply with the material terms of all contracts entered into by Borrower relating to the Property and the use and operation of the Improvements (collectively, "Contracts"). Borrower will not amend any of the Contracts without the prior written consent of Lender and will not terminate any of the Contracts or accept a surrender thereof or waive, excuse, condone or in any manner release or discharge any party to any of the Contracts from the obligations and agreements of such party to be performed thereunder without the prior written consent of Lender.

          (m)  Title Exceptions.  Borrower shall not impose any restrictive
               ----------------
covenants, easements, rights of way or encumbrances upon the Property without the prior written consent of Lender. Notwithstanding the foregoing, Lender's consent shall not be required for the imposition of any utility easements, or other easements and encumbrances required by law or local authorities, or necessary for the continued lawful use and operation of the Property, provided such easements and encumbrances do not materially adversely affect the value of the Property and do not contain any continuing maintenance or expense obligations on the part of Borrower. Lender shall join in, and otherwise reasonably cooperate with the imposition of any restrictions, the imposition of which it approves or for which its approval is not required, at no cost to Lender.

          (n)  Injunction Defense and Notice.  If any proceedings are filed
               -----------------------------
seeking to enjoin or otherwise prevent or declare invalid or unlawful the occupancy, maintenance or operation of the Property or any portion thereof, Borrower, upon receiving written notice of the same, will give prompt written notice thereof to Lender and will cause such proceedings to be vigorously contested in good faith and, in the event of any adverse ruling or decision, prosecute all allowable appeals.

          (o)  Publicity and Advertisement.  Subject to the terms of the Leases
               ---------------------------
(and any other confidentiality agreements with the Tenants or their affiliates) and Borrower's prior written consent (which consent shall not be unreasonably withheld, conditioned or delayed), (i) Borrower shall permit Lender to publicize its involvement in the Property, and (ii) Borrower shall consent to the taking of photographs and the publication thereof.

          (p)  Further Assurances.  Borrower will, at the request of Lender,
               ------------------
execute, deliver and furnish such documents or take such further action as Lender may deem reasonably necessary or desirable to evidence the Loan, perfect the security therefor, or otherwise carry out the terms of this Agreement and any of the other documents delivered to Lender in connection herewith.

          (q)  No Further Liens.  All equipment, personal property, fixtures and
               ----------------
other property subject to the lien of the security interest granted to Lender in the Deeds of Trust shall be fully paid for by Borrower and no security interest, lien or other encumbrance, other than that granted to Lender and the Permitted Encumbrances, shall exist thereon.

          (r)  Removal of Liens.  If at any time an encumbrance, lien or charge
               ----------------
is placed or claimed upon the Property, Borrower shall satisfy and remove such encumbrance, lien or charge by bonding or by other method satisfactory to Lender or cause the Title Company to provide affirmative coverage over such liens, as Lender may require. In addition to all other rights and remedies of Lender referred to in this Agreement, if such encumbrance, lien or charge is not removed within sixty (60) days, Lender, at its sole discretion, may pay off the same and Borrower shall reimburse Lender within five (5) days of Lender's demand for payment.

          (s)  Notices Received. Borrower shall comply with and promptly furnish
               ----------------
to Lender true and complete copies of any notices pertaining to the Property by any governmental authority of the United States, the state, cities, counties, or any other political subdivision in which the Property is located or which exercises jurisdiction over Borrower or the Property. Borrower shall promptly notify Lender of any fire or other casualty or any notice of taking or eminent domain proceeding affecting the Property of which it acquires notice. Borrower shall promptly notify Lender of any action, proceeding or investigation of the nature described in Section 3(h) above of which it acquires notice.

          (t)  Hazardous Materials and Environmental Indemnity.  Borrower shall
               -----------------------------------------------
not cause or permit the violation of any law relating to industrial hygiene or environmental conditions in connection with the Property, including soil and ground water conditions; or use, generate, manufacture, store or dispose of any Hazardous Materials on, under or about the Property, except in accordance with all applicable laws. The term "Property" shall include the groundwater in or under the Property. Borrower shall not install underground storage tanks on the Land. Borrower shall indemnify and hold Lender harmless from any loss, liability, cost, expense and/or claim (including without limitation the cost of any fines, remedial action, damage to the environment and cleanup and the fees of attorneys and other experts) arising from (i) the use, Release or disposal of any Hazardous Materials on, under or about the Property or the transport of any Hazardous Materials to or from the Property; and (ii) the violation of any law relating to industrial hygiene or environmental conditions in connection with the Property, including soil and ground water conditions; and (iii) the breach of any of the representations, warranties and covenants of Borrower with respect to Hazardous Materials set forth in this Agreement or any other Loan Documents.

          (u)  Insurance. Borrower shall, or shall cause the Tenants to, pay all
               ---------
premiums on all insurance policies required from time to time under this Agreement, and thirty (30) days prior to expiration of any such policies, Borrower shall, or shall cause the Tenants to, furnish to Lender with premiums prepaid, additional and renewal policies (or binders to be followed by policies in due course) in form, and with companies, coverage, deductibles and amounts satisfactory to Lender. In the event of failure by Borrower to provide such insurance, Lender may place insurance and treat the amounts expended therefor as Advances.

          (v)  Notice of Breach.  Borrower shall promptly give to Lender notice
               ----------------
of the occurrence of any event which does or would with the passage of time or the giving of notice, or both, constitute a default under this Agreement, any of the other Loan Documents, or have any adverse effect on any security for the Loan or on Borrower's ability to perform its obligations hereunder.

          (w)  Approvals, Consents, Authorizations and Restrictions and
               --------------------------------------------------------
Licenses.  Subject to Section 6 (x) below, Borrower will keep, or cause the
--------
Tenants to keep, in full force and effect during the Loan term: (i) all permits, approvals, consents and other authorizations necessary under the Restrictions to enable business to be conducted on the Property in accordance with the Leases and in the manner contemplated by this Agreement and the other Loan Documents; and (ii) all Licenses.

          (x)  Maximum Allocated Loan Value of Non-Compliant Properties. During
               --------------------------------------------------------
the term of the Loan, the maximum aggregate Allocated Loan Value of all Non-Compliant Properties shall not at any one time exceed $10,000,000.00. Borrower expressly acknowledges and agrees that the existence of any condition at any Property, or the occurrence of any act or omission by Borrower or any Tenant that renders a Property a Non-Compliant Property, shall in no way constitute any acquiescence or approval by Lender of, or operate to place on Lender any liability or responsibility for, any such condition, occurrence, act or omission, and Borrower agrees that it shall: (i) at all times use commercially reasonable efforts to cure or cause to be cured the existence of any condition at any Property, or the occurrence of any act or omission by Borrower or any Tenant, that renders a Property a Non-Compliant Property; and (ii) indemnify and hold Lender harmless from any action proceeding, claim, cost, expense and other liability of whatever form and nature arising from or by reason of the fact that a Property is a Non-Compliant Property.

          (y)  Tenant's Exercise of Right to Purchase.  In the event a Tenant
               --------------------------------------
exercises its right to purchase a Property, pursuant to the terms of its Lease, Borrower, upon receiving notice from such Tenant of its election, agrees to give immediate written notification to Lender. All proceeds to be paid to Borrower from the purchase and sale of the Property ("Sale Proceeds") shall be paid to Lender. Borrower shall then have the option to either (i) substitute the Property in accordance with Section 5 herein, in which event Lender shall remit the Sale Proceeds to Borrower, or (ii) apply the Sale Proceeds to the Indebtedness in an amount equal to the Allocated Loan Value for such Property (such payment shall be subject to the prepayment premium, as set forth in the Note), with any excess Sale Proceeds remitted to Borrower.

     7.   Defaults by Borrower. An "Event of Default" shall be deemed to have
          --------------------
occurred under this Agreement as and when an "Event of Default shall have occurred under the Deeds of Trust.

     8.   Remedies.  (a)  Upon the occurrence of any Event of Default, in
          --------
addition to those remedies provided in the Deeds of Trust, Lender shall be entitled to declare all sums evidenced by the Note and secured by the other Loan Documents to be immediately due and payable and to enforce all of its rights and remedies contained in this Agreement, the Deeds of Trust and other Loan Documents, or otherwise provided by law or equity. Each right and remedy provided in this Agreement or the other Loan Documents is distinct and cumulative to all other rights or remedies under this Agreement and the other Loan Documents, or afforded by law or equity, and may be exercised concurrently, independently, or successively, in any order whatsoever.

          (b)  Power of Attorney.  Borrower hereby constitutes and appoints
               -----------------
Lender its true and lawful attorney in fact with the power and authority, including full power of substitution, to, in its sole discretion to: (i) prosecute and defend all actions and proceedings in connection with the Property; and (ii) execute, acknowledge and deliver all instruments and documents in the name of Borrower as Lender deems proper which may be necessary or desirable, and to do any and every act with respect to the Property which Borrower might do on its own behalf. This power of attorney is a power coupled with an interest and cannot be revoked. Lender agrees that it shall not exercise its rights under this Section 8 (b) unless and until an Event of Default has occurred.

          (c)  Disclaimer.  No advance  of Loan funds by Lender will cure any
               ----------
default of Borrower unless Lender agrees otherwise in writing. Whether or not Lender elects to employ any or all of the remedies available to it, Lender shall not be liable for payment of any expenses incurred in connection with the exercise of any remedy available to Lender or for the performance or non-performance of any obligation of Borrower.

     9.   Miscellaneous Provisions.
          ------------------------

          (a)  Notice.  Any notice given hereunder shall be given in the manner
               ------
prescribed in the Deeds of Trust.

          (b)  No Assignment.  Borrower shall not assign any of its rights under
               -------------
this Agreement without the prior written consent of Lender (which consent shall not be unreasonably withheld, conditioned or delayed) and any purported assignment in violation of this Section without such prior written consent shall be void. Without limiting the generality of the foregoing provisions of this Section 9
(b), it is expressly agreed that any sale, assignment, pledge, encumbrance or transfer that does not require Lender's consent pursuant to Section 6 (f) (ii) shall not be deemed an assignment of Borrower's rights under this Agreement.

          (c)  Time.  Time is of the essence hereunder.
               ----

          (d)  Headings.  The captions and headings of various sections of this
               --------
Agreement are for convenience only and are not to be considered as defining and limiting in any way the scope or intent of the provisions hereof.

          (e)  Successors.  This Agreement shall be binding upon and shall inure
               ----------
to the benefit of all successors and permitted assigns of the parties.

          (f)  No Partnership; Indemnity.  Lender shall not be deemed to be a
               -------------------------
partner or joint venturer with Borrower in connection with the Loan or any action taken under this Agreement and Borrower shall indemnify, hold Lender harmless and defend Lender from and against any and all loss, cost, damage, expense or liability, including reasonable attorneys' fees, arising out of or resulting from such a construction of the parties and their relationship or resulting from any actual or alleged defect in the construction of the Improvements. None of the rights granted to Lender under the Loan Documents shall be deemed to diminish or substitute for Borrower's management powers and responsibilities with respect to the Property, and the existence of, and/or Lender's exercise of such rights shall not constitute participation in management by Lender. This provisions of this Section shall survive payment of the Loan.

          (g)  Effectiveness.  This Agreement shall continue in full force and
               -------------
effect so long as Borrower remains obligated to Lender under the Loan.

          (h)  No Waiver. No failure on Lender's part at any time to require the
               ---------
performance by Borrower of any term of this Agreement shall in any way affect Lender's rights to subsequently enforce such term, nor shall any omission on Lender's part to notify Borrower of any event which with notice or the passage of time or both would constitute an Event of Default be construed as a waiver of such Event of Default or any right or remedy of Lender, nor shall any waiver by Lender of any term hereof be taken or held to be a waiver of any other term hereof.

          (i)  Governing Law.  This Agreement shall be interpreted and enforced
               -------------
under the laws of the State of Michigan.

          (j)  Waiver of Right to Trial by Jury.  To facilitate each party's
               --------------------------------
desire to resolve disputes in an efficient and economical manner, each party to this Agreement hereby expressly waives any right to trial by jury of any claim, demand, action or cause of action (i) arising under this Agreement or any other Loan Documents, or (ii) in any way connected with or related or incidental to the dealings of the parties hereto or any of them with respect to this Agreement or any other Loan Documents, or the transactions related hereto or thereto, in each case whether now existing or hereafter arising, and whether arising in contract or tort or otherwise. Each party hereby agrees and consents that any such claim, demand, action or cause of action shall be decided by court trial without a jury, and that any party to this Agreement may file an original counterpart or a copy of this Section with any court as written evidence of the consent of the parties hereto to the waiver of their right to trial by jury.

          (k)  Complete Agreement.  The parties hereto hereby represent and
               ------------------
acknowledge that the Loan Documents are fully integrated and contain the complete understanding and agreements of the parties with respect to the Loan and all matters relative thereto and accurately reflect the intentions of the parties. All prior agreements, negotiations, drafts and other extrinsic communications relating thereto have been incorporated into or are superseded by the terms of the Loan Documents and have no further significance or evidentiary effect.

          (l)  Counterparts.  This Agreement may be executed in one or more
               ------------
counterparts, each of which together shall constitute one and the same instrument.

          (m)  Lender's Advances.  All expenditures by Lender permitted under
               -----------------
this Agreement and any other Loan Documents shall be deemed to be an advance under the Loan from the date made. In the event the total advances under the Loan exceed the maximum amount of the Loan, Borrower and Lender acknowledge and authorize that such excess amount shall be deemed an additional loan to Borrower, payable within five (5) days of Lender's demand for payment, secured by the Deeds of Trust and bearing interest at the Default Rate.

          (n)  Attorneys' Fees.  In the event that an attorney be employed or
               ---------------
expenses be incurred to compel payment of the Loan or any portion thereof or in connection with any default hereunder or under any other Loan Documents whether or not any action or proceeding is commenced by Lender, Borrower promises to pay all such expenses and reasonable attorneys' fees, including but not limited to, reasonable attorneys' fees incurred in any bankruptcy (including, without limitation, an action for relief from the automatic stay of any bankruptcy proceeding) or judicial or non-judicial foreclosure proceedings.

          (o)  Severability.  In the event any one or more of the provisions
               ------------
contained in this Agreement, or in any of the other Loan Documents shall for any reason be held to be invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall at the option of Lender, not affect any other provision of this Agreement, or any such other Loan Documents, and this Agreement and any such other Loan Documents shall be construed as if such invalid, illegal or unenforceable provision had never been contained therein.

          (p)  Set-Off.  Without limitation of any other right or remedy of
               -------
Lender hereunder or provided by law, any indebtedness now or hereafter owing to Lender by Borrower (including, without limitation, any amounts on deposit in any demand, time, savings, or like account maintained by Borrower with Lender) may be offset and applied by Lender hereunder, or under the Note, the Deeds of Trust or the other Loan Documents.

          (q)  No Violation.  Notwithstanding anything in this Agreement or to
               ------------
the contrary, Lender will not be required to make any advance or perform any other act under this Agreement if as a result thereof, Lender will violate any law, statute, ordinance, rule, regulation or judicial decision applicable thereto.

          (r)  Stated Value of Properties.  Borrower hereby acknowledges and
               --------------------------
agrees that the stated values of each Property on Schedule A are agreed upon values for said Properties for purposes of determining the documentary stamp tax, intangible tax and title insurance premiums as between the various states wherein the Properties are located, as applicable, and such stated values shall in no way impair, affect, prejudice, or otherwise constitute a waiver or defense to the rights of Lender under the Note, the Deeds of Trust, or any other Loan Documents relating to Borrower's obligations to repay the Loan or perform any obligations under the Loan Documents or otherwise with respect to the Loan secured thereby. Further, Borrower absolutely, unconditionally and irrevocably waives any and all right to assert any setoff, counterclaim or cross claim based in whole or in part upon the allocation of stated values as set forth in Schedule A with respect to the obligation of the Borrower to pay the Indebtedness and perform all non monetary obligations in accordance with the Note, the Deeds of Trust and the Loan Documents in any action or proceeding brought by the Lender to collect the Indebtedness, or any portion thereof, or to enforce by foreclosure, and realize upon the liens and security interests.

          (s)  Non-Recourse. Subject to the qualifications below, Lender shall
               ------------
not seek to enforce the liability and obligation of Capital Automotive L.P. (the "Partnership") to perform and observe the obligations contained in this Agreement, the Note, the Deeds of Trust or the other Loan Documents by any legal, equitable or other action or proceeding wherein a deficiency judgment or order shall be sought against the Partnership or its general or limited partners, members, shareholders, trustees, employees or agents (collectively, the "Constituents"), provided that nothing herein set forth shall preclude or limit the right of Lender to bring a foreclosure action or other proceedings to enforce the Partnership's obligations under this Agreement, the Note, Loan Agreement, the Deeds of Trust and the other Loan Documents against the Properties (as such term is defined in the Loan Agreement), the Rents (as such term is defined in the Deeds of Trust), or any other collateral which secures the Loan (as such term is defined in the Loan Agreement) pursuant to the Other Security Documents (collectively, the "Collateral"), but any judgment in any such action or proceeding shall be enforceable only against Partnership's interest (or that of the Constituents) in the Collateral. The provisions of this Paragraph shall not, however:

               (i) impair the right of Lender to name the Partnership (or any Constituent if required by law) as a party defendant in any action or suit for foreclosure and sale under the Deeds of Trust;

               (ii) impair the right of Lender to obtain the appointment of a receiver; or

               (iii) constitute a waiver of the right of Lender to enforce the liability and obligation of the Partnership, by money judgment or otherwise, to the extent of any loss, damage, cost, expense, liability, claim or other obligation incurred by Lender (including attorneys' fees and costs reasonably incurred) arising out of or in connection with the following:

                     (A) fraud or intentional material misrepresentation by the Partnership or any of the Constituents in connection with the Loan;

                     (B) the misapplication or conversion by the Partnership or any Constituent of:

                         (1) any insurance proceeds paid by reason of any loss,
damage or destruction to any Property,

                         (2) any awards or other amounts received in
connection with the condemnation of all or a portion of any Property, or

                         (3) any Rents paid more than one month in advance; and

                     (C) any security deposits (including letters of credit) collected with respect to any Property which are not delivered to Lender upon a foreclosure of such Property or other action in lieu thereof, except to the extent any such security deposits were applied in accordance with the terms and conditions of any of the Leases (as such term is defined in the Deeds of Trust).

THUS DONE AND PASSED, in multiple originals in my office in the District of
                                                           ----------------
Columbia, on the day, month, and year herein first above written, in the
--------
presence of the undersigned competent witnesses, who hereunto sign their names with the said appearers, and me, Notary, after reading of the whole.



                 [Remainder of Page Intentionally Left Blank]


                   [Signatures to Follow on Succeeding Page]

Borrower:

Witness:
                                    CAPITAL AUTOMOTIVE L.P.,
                                    a Delaware limited partnership

                                    By: Capital Automotive REIT, a Maryland real
                                        estate investment trust, its General
                                        Partner



   /s/ Abraham Paul                 By:   /s/ Peter C.  Staaf
--------------------------------        ----------------------------------
Print Name: Abraham Paul                Print Name: Peter C. Staaf
            --------------------                    ----------------------

                                        Its: Vice President and Treasurer
                                             -----------------------------



   /s/ Daniel C. Scheflen
--------------------------------
Print Name: Daniel C. Scheflen
            --------------------


                                    CAR ALEXANDER L.P.,
                                    a Delaware limited partnership

                                    By: Car I Alexander, Inc., a Delaware
                                        corporation, its General Partner



   /s/ Abraham Paul                 By:  /s/ Peter C. Staaf
--------------------------------         ---------------------------------
Print Name: Abraham Paul                Print Name: Peter C. Staaf
            --------------------                    ----------------------

                                         Its: Vice President and Treasurer
                                              ----------------------------



   /s/ Daniel C. Scheflen
--------------------------------
Print Name: Daniel C. Scheflen
            --------------------


                                    CAR HDV  L.L.C., a Delaware limited
                                    liability company

                                    By: Capital Automotive L.P.,
                                        a Delaware limited partnership, its
                                        Managing Member

                                        By: Capital Automotive REIT, a Maryland
                                            real estate investment trust, its
                                            General Partner

    /s/ Abraham Paul                    By:   /s/ Peter C. Staaf
------------------------------              ---------------------------------
Print Name: Abraham Paul                    Print Name: Peter C. Staaf
            ------------------                          ----------------------

                                            Its: Vice President and Treasurer
                                                 -----------------------------


    /s/ Daniel C. Scheflen
------------------------------
Print Name: Daniel C. Scheflen
            ------------------
                                        CAR-FENS, L.L.C., a Delaware limited
                                        liability company

                                        By: Capital Automotive L.P.,
                                            a Delaware limited partnership, its
                                            Managing Member

                                            By: Capital Automotive REIT, a
                                                Maryland real estate investment
                                                trust, its General Partner


    /s/ Abraham Paul                    By:   /s/ Peter C. Staaf
------------------------------             ----------------------------------
Print Name: Abraham Paul                   Print Name: Peter C. Staaf
            ------------------                         ----------------------

                                           Its: Vice President and Treasurer
                                                -----------------------------


   /s/ Daniel C. Scheflen
------------------------------
Print Name: Daniel C. Scheflen
            ------------------

                                       CAR CZ L.L.C., a Delaware limited
                                       liability company

                                       By:  Capital Automotive L.P.,
                                            a Delaware limited partnership, its
                                            Managing Member

                                            By:  Capital Automotive REIT, a
                                                 Maryland real estate investment
                                                 trust, its General Partner



   /s/ Abraham Paul                    By:        /s/ Peter C. Staaf
-------------------------------             --------------------------------
Print Name: Abraham Paul                    Print Name: Peter C. Staaf
            -------------------                         --------------------

                                            Its:  Vice President and Treasurer
                                                  ----------------------------

   /s/ Daniel C. Scheflen
-------------------------------
Print Name: Daniel C. Scheflen
            -------------------


                                       CAR MOT L.L.C., a Delaware limited
                                       liability company

                                       By:  Capital Automotive L.P.,
                                            a Delaware limited partnership, its
                                            Managing Member

                                            By:  Capital Automotive REIT, a
                                                 Maryland real estate investment
                                                 trust, its General Partner



   /s/ Abraham Paul                    By:        /s/ Peter C. Staaf
-------------------------------             ---------------------------------
Print Name: Abraham Paul                    Print Name: Peter C. Staaf
            -------------------                         ---------------------

                                           Its:  Vice President and Treasurer
                                                 ----------------------------


   /s/ Daniel C. Scheflen
-------------------------------
Print Name: Daniel C. Scheflen
            -------------------

                                       CAR MOT II, L.L.C., a Delaware limited
                                       liability company

                                       By: Capital Automotive L.P.,
                                      a Delaware limited partnership, its
                                      Managing Member

                                      By:  Capital Automotive REIT, a Maryland
                                           real estate investment trust, its
                                           General Partner



    /s/ Abraham Paul                  By:     /s/ Peter C. Staaf
------------------------------             ----------------------------------
Print Name: Abraham Paul                   Print Name: Peter C. Staaf
            ------------------                         ----------------------

                                      Its: Vice President and Treasurer
                                           ----------------------------------


    /s/ Daniel C. Scheflen
-------------------------------
Print Name: Daniel C. Scheflen
            -------------------

                                     CAR AUF L.L.C., a Delaware limited
                                     liability company


                                     By: Capital Automotive L.P.,
                                         a Delaware limited partnership, its
                                         Managing Member

                                         By: Capital Automotive REIT, a Maryland
                                             real estate investment trust, its
                                             General Partner


    /s/ Abraham Paul                  By:    /s/ Peter C. Staaf
------------------------------           --------------------------------------
Print Name: Abraham Paul                 Print Name: Peter C. Staaf
            ------------------                       --------------------------

                                       Its: Vice President and Treasurer
                                            -----------------------------------

    /s/ Daniel C. Scheflen
-------------------------------
Print Name: Daniel C. Scheflen
            -------------------

                                     CAR I JACKSON L.P., a Delaware limited
                                     partnership


                                     By:  CAR JACKSON L.L.C., a Delaware
                                          limited liability company, its
                                          General Partner


                                          By: Capital Automotive L.P.,
                                              Delaware limited partnership, its
                                              Managing Member

                                              By: Capital Automotive REIT, a
                                                  Maryland real estate
                                                  investment trust, its General
                                                  Partner



  /s/ Abraham Paul                        /s/ Peter C. Staaf
--------------------------           ---------------------------------
Print Name: Abraham Paul             Print Name: Peter C. Staaf
                                                 ----------------------

                                     Its: Vice President and Treasurer
                                          -----------------------------


    /s/ Daniel C. Scheflen           CAR MUL L.L.C., a Delaware limited
------------------------------       liability company
Print Name: Daniel C. Scheflen
            ------------------       By:  Capital Automotive L.P., a
                                          Delaware limited partnership,
                                          its Managing Member

                                          By:  Capital Automotive REIT,
                                               a Maryland real estate
                                               investment trust, its
                                               General Partner




   /s/ Abraham Paul                  By:       /s/ Peter C. Staaf
--------------------------------         ----------------------------------
Print Name: Abraham Paul                 Print Name: Peter C. Staaf
            ---------------------                    ----------------------

                                         Its: Vice President and Treasurer
                                              -----------------------------

   /s/ Daniel C. Scheflen
--------------------------------
Print Name: Daniel C. Scheflen
            ------------------

                                      2298 CRAIN HIGHWAY L.L.C., a Maryland
                                      limited liability company


                                      By:  Capital Automotive L.P., a
                                           Delaware limited partnership,
                                           its Managing Member

                                           By: Capital Automotive REIT, a
                                               Maryland real estate
                                               investment trust, its
                                               General Partner

  /s/ Abraham Paul                    By:    /s/ Peter C. Staaf
--------------------------------           ------------------------------------
Print Name: Abraham Paul                   Print Name: Peter C. Staaf
            ------------                               ------------------------

                                           Its: Vice President and Treasurer
                                                -------------------------------

    /s/ Daniel C. Scheflen
--------------------------------
Print Name: Daniel C. Scheflen
            --------------------

Lender:

                                      FORD MOTOR CREDIT COMPANY, a Delaware
                                      corporation

    /s/ Abraham Paul                  By:    /s/ William J. Beck IV
--------------------------------         --------------------------------------
Print Name: Abraham Paul                 Print Name: William J. Beck IV
            --------------------                     --------------------------

                                         Its: National Account Manager
                                              ---------------------------------

    /s/ Daniel C. Scheflen
--------------------------------
Print Name: Daniel C. Scheflen
            ------------------


                           /s/ Margaret S. Kimbrough
                       ---------------------------------
                                 Notary Public